Exhibit 99.1
 Investor Presentation | May 2015

 Forward Looking Statements  Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities. Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions. These statements, in addressing future events and conditions, involve inherent risks and uncertainties. Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law. Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including: our ability to derive anticipated benefits from the acquisition of DivX; our ability to successfully integrate the operations of DivX; our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk. These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements. A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is available on www.sec.gov and filed on www.sedar.com.

   Deliver and enable the highest quality on-demand and live digital content experiences anywhere and on any device  NeuLion Mission

Investment Highlights

- **Fundamental Shift to OTT**: NeuLion is at the forefront of a fundamental shift toward Over-The-Top (OTT) services, 4K video and TV Everywhere in fast-growing online video market
- **High Barriers of Entry**: High barriers of entry created by unique service offerings differentiated by delivery of live interactive TV
- **Scalable Business Model**: Scalable business model with sticky customer relationships - ~60% incremental organic revenue flow through to adjusted EBITDA
- **Solid Financials**: Non-GAAP profitable, cash generating business model
- **Knowledgeable & Experienced**: Management team with deep experience



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NeuLion by the Numbers

- DELIVERED OVER **50,000 LIVE EVENTS** IN 2014, OVER **150** PER DAY
- **25 MILLION** APPLICATION DOWNLOADS
- OVER **1 BILLION** DEVICES AND **1 BILLION** DOWNLOADS IN MARKET
- STREAM **300+** LIVE LINEAR CHANNELS, 24 HOURS A DAY
- **7.6 MILLION** CONSUMER TRANSACTIONS
- **1.5 MILLION** VIDEO ASSETS MANAGED BY THE NEULION PLATFORM

GLOBAL PRESENCE

- HQ: PLAINVIEW, NY
- TSX: NLN
- MARKET CAP : $205M
- 16 OFFICES WORLDWIDE
- 575+ EMPLOYEES
- Q1 REVENUE MIX
  - NORTH AMERICA – 73%
  - ASIA – 18%
  - ROW – 9%

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Video consumption dominates online activity – 78% of all consumer traffic by 2018 (2)More video across more devices - 26% of online video views came from a mobile device, a 57% YoY increase (3)Online TV adoption is accelerating via game consoles and OTT devices - 388% YoY increase in amount of authenticated online TV videos for Q2 2014 (3)  Massive Market Undergoing Fundamental Shift  Global Online TV & Video Revenues ($B) (1)  Notes:Source: Digital TV Research Cisco VNI Global IP Traffic Forecast 2013-2018 as of June 2014Adobe U.S. Digital Video Benchmark Q2 2014  Mobile Traffic By Application (3)  27% CAGR    27% CAGR Notes: (1)Source: Digital TV Research  (2)Cisco VNI Global IP Traffic Forecast 2013-2018 as of June 2014 (3)Adobe U.S. Digital Video Benchmark Q2 2014

 11.6 million 4K-enabled units were shipped in 2014, up nearly 700% year on year4K adoption is forecast to grow quickly with over 100 million shipments projected in 2018, representing 38% of the total TV market Source: Futuresource Consulting, 12/19/14Prices for 4K TVs are falling fast, dropping by about 85% worldwide in just two years.Source: Business Insider, 9/2/14Major OTT content providers are beginning to offer 4K content to subscribers: Amazon (free with Amazon Prime), Netflix (addl. $3/month)Comcast recently partnered with Samsung to deliver select 4K content to customers with 2014 Samsung 4K TVs; new X1 set-top box = 4K-ready.Source: Digital Trends, 12/9/14  The Industry is Going All-in with 4K  Availability of 4K-enabled devices is increasing rapidly…  …while prices are dropping just as rapidly…  …and 4K content libraries grow.

 Shifting Dynamics for All Customers  Content Owners and Networks  OTT Live and on-demand streaming creating massive opportunity to reach new addressable audienceCustomers demanding more personalized and interactive experiences in the highest resolutions across all of their screens  Cable Operators  More customers are “cord cutting” due to the increase in OTT and on-demand offeringsExpanding into ‘TV Anywhere’ to minimize churn   Consumer Electronics Manufacturers  Devices need to support, decode, decrypt and playback new digital content quickly and in high definition / 4K

NeuLion Empowers the Entire Ecosystem

Professional Content Tools & Technologies



40K+ HEVC files created per month

- Codec SDKs
- HEVC SDK
- Transcoding SDK
- Mobile SDK
- TotalCode

Consumer Electronics Licensing



Over 1 billion CE devices shipped worldwide

- CE Technologies
  - SDK
  - CTK
- CE Solutions
  - CE App
  - Mobile Companion

Multi-Screen OTT & TVE Platform



Delivered 220+ petabytes of video in 2014

- End-to-end Digital Platform
  - Encode, Transcode
  - Content Management
  - Monetization
  - Monitoring Tools
  - Secure high-quality delivery up to 4K

Consumer Software



Over 1 billion software downloads

- Mobile Consumer Apps
- Playback – Desktop and Web Player
- Converter
- DLNA Streaming to Devices

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 Key Customers Throughout Entire Ecosystem  From content creators & providers to technology and consumer electronics  Sports & TVE   Technology Value Chain   Consumer Electronics

 NeuLion Revenue Model    License fees create annuity revenue streamVariable revenue grows with increased usageLarger audienceMore content, features, devicesAdded events  Revenue Mix (1)  Note:Source: Management estimate, based on historical results.

 Increasing Customer Usage    82PB  154PB  227PB  47,000+2.3 million8 million  40,000+  A petabyte is 1015 bytes of digital information.  One petabyte is equivalent to 1000 terabytes.Projected existing customer growth  Live EventsConsumer TransactionsApp Downloads  Usage has almost tripled since 2012  Petabytes 1  305PB (2)  50,000+3.5 million16 million

 Proprietary Technology Platform  NeuLion provides licensed components that streamline the end to endProcess with automation, content management and monitoring tools.

 NeuLion is Device Agnostic    Smart TVs  Gaming Devices & 3rd Party STB  Smartphones & Tablets

 Speeds time to marketDrives new revenue Reduces complexities for content rights holdersCombines software, technology and operational services Multi-dimensional monetizationCreates meaningful experiences that engage, retain and grow customers  Competitive Advantage

 Growth Strategy  Create Platform  Enhance products & technology  Extend franchise through partnerships  Increase share of budget with existing customers  Develop  Integrate   Partner      Acquire  Add new customers

Near Term Growth Initiatives

Land New Clients

- **Leverage acquisition of DivX**
  - Expansion of sales force
  - New international relationships
  - Strong CE customer base complements existing content owner relationships



Expand Existing Relationships

- Content Owners – More devices, more audiences
- CE Customers – Increase device penetration
- Results in increased revenue share and usage fees



Enhance Technology & Product Offerings

- 4K live and on-demand streaming
- Multi Device Delivery
- Continue to build out video security and DRM capabilities



Strategic Partnerships and Acquisitions

- Management team and board of directors with a successful history of acquisitions
- Explore new geographies, product offerings and technologies



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 Significant Momentum and Leverage    19% CAGR  ($ in millions)  Petabytes of Video Streamed  Significant Operating Leverage  Note:Figures exclude DivX    40% CAGR

Management Team

Kanaan Jemili Chief Executive Officer	▪ Named CEO in 2015 ▪ CEO and various senior management positions since 2006, DivX and its parent companies
Nancy Li Executive Vice Chairman *Leads Technology & Product Development*	▪ Named Executive Vice Chairman in 2015 ▪ Founder and CEO, iCan SP ▪ Previously EVP and CTO, Computer Associates
Chris Wagner Executive Vice President, Marketplace Strategy	▪ Has held numerous executive positions in technology sector through work with private equity and venture capital firms for 20+ years
Arthur McCarthy Chief Financial Officer	▪ SVP and CFO for the New York Islanders from 1985 until 2008 ▪ Previously Senior Manager, KPMG Peat Marwick
Roy Reichbach General Counsel and Corporate Secretary	▪ General Counsel for the New York Islanders from 2000 until 2008 ▪ Previously VP, Legal, Computer Associates
Michael Her Co-Chief Technology Officer	▪ Led technology development, iCan SP ▪ Previously SVP, Research and Development, Computer Associates
Eric Grab Co-Chief Technology Officer	▪ Previously CTO, DivX LLC ▪ VP, Technology, Rovi Corporation from 2011 to 2014 ▪ Previously VP, Advanced Technology, Walt Disney Studios
Ronald Nunn Executive Vice President, Business Operations	▪ Led business operations, iCan SP ▪ Held senior management positions, Computer Associates ▪ Directed various research and development and operating projects, UCCEL

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Key Takeaways

- NeuLion at forefront of fundamental shift toward 4K video, Over-The-Top services and TV Everywhere in fast-growing online video market
- High barriers of entry created by unique service offerings differentiated by delivery of live interactive TV
- Scalable business model with sticky customer relationships - ~60% incremental organic revenue flow through to adjusted EBITDA
- Non-GAAP profitable, cash generating business model
- Management team with deep experience



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 Thank you!  For additional information, please contact:Ed McGregor/Jody Burfening Investor Relations LHA800 3rd Avenue, 17th Fl.New York, NY 10022Tel: 212-838-3777emcgregor@lhai.com

 Appendix

 Plainview, NY | New York, NY | San Diego, CA | Sanford, FL | Toronto, Canada | Vancouver, Canada | Shanghai, China | Beijing, China Shenzen, China | Seoul, Korea | Osaka, Japan | Tokyo, Japan | Taipei, Taiwan | Aachen, Germany | Tomsk, Russia | London, UK (2)   17 Office Locations Worldwide

 NeuLion Digital Platform  Providing digital video broadcasting, distribution and monetization of live and on-demand content, up to 4K, to Internet-enabled devices.

 Increase Audience Engagement  Create immersive live viewing experiences that differentiate services  4K / Ultra HD  4K  Multiple Camera Angles  Integrated Stats  Instant Replay  Advanced User Control  Live to VOD Clips  Multi-Event Streaming  Timeline Event Markers

 NeuLion Stream Live 4K Sports Event  January 2015: NeuLion successfully streamed a live NBA game in 4Kp50 from London.  Milwaukee Bucks vs. New York Knicks; January 15, 2015; O2 Arena, London.

 NHL - Multiple Camera Angles & Highlights

 World Surf League – High Quality Video Experience

 Unprecedented Digital SuccessNeuLion delivered the 2014 FIFA World Cup on Univision Deportes on multiple devices. “Users will be able to see live streams of all the matches on their PCs, smartphones and tablets, see real time clips tied to match stats, match schedules, team alerts, and much more. It's the one experience for all soccer fans and the one place to go to get all your soccer needs.” Kevin Conroy, president of digital and enterprise development  Univision Deportes – 2014 FIFA World Cup Digital Audience

   NBA on Apple Watch  Schedule  Pre-game Stats  Newly launched Apple Watch app with access to scores, stats, schedules & more anytime, anywhere

 Hockey new home with a innovative way to watch a timeless gameGame Plus features more camera angles, advanced stats, exclusive interviews and expert analysis not found anywhere else  NHL & Rogers Partnership  Selected by Rogers to power Rogers™ NHL GameCentre LIVE™

 NFL & NeuLion Partnership  NeuLion has delivered a stunning global HD streaming service that includes many interactive components for NFL fans to engage with the game. Since its launch in 2008, the NFL’s digital media products empowered by NeuLion have seen significant growth in subscriptions, renewal rate, client satisfaction and overall revenue.   Live HD games | Snap to whistle | Highlight touch points | Extensive stats | Coaches Film | Telestrator  The NFL selected NeuLion as its technology partner for all of its premium digital products

 End-to-End, Feature Rich Solution Unmatched by Competitors

 $/MM  24% CAGR  14% CAGR  25% CAGR  28% CAGR  Scalable Business Model  2012 2013 2014 2015          Record 1Q GAAP revenue led by TV Everywhere growth and DivX acquisitionOrganic GAAP revenue growth was 22%  Record 1Q Non-GAAP adjusted EBITDA marginFurther benefits of scale – cost of GAAP revenue improved 600 bps   Record 1Q Non-GAAP adjusted EBITDA$2.9M of the gain from DivX acquisition; $1.8M of the gain from organic improvement   90% gain versus prior year’s levelDivX non-GAAP revenue was $9.2M

 1Q Category Results  42% CAGR  $/MM  (1)  (1)  (1)  Consumer Electronics 4.1Main Concept 0.9    2012 2013 2014 2015          (1) In 4Q 2014, NeuLion reclassified “Other Revenue” (B2C, Equipment, Consulting) to Pro Sports and TV Everywhere

 Income Statement Highlights    Q1’15  Q4’14  Q3’14  Q2’ 14  Q1’14  Total Revenue  $21.7  $16.5  $12.2  $13.4  $13.5  Non-GAAP Adjusted Gross Margin  80%  75%  77%  74%  74%  SG&A*  $9.9  $8.0  $6.3  $6.4  $6.4  R&D  $5.3  $2.1  $2.1  $2.2  $2.0  Non-GAAP Adjusted EBITDA  $6.8  $3.5  $1.3  $1.6  $2.0  GAAP Net Income (Loss)  $(0.5)  $1.6  $0.2  $0.6  $1.1  Diluted EPS  $0.00  $0.01  $0.00  $0.00  $0.00  High margin business with increasing revenue momentumCrossed over to GAAP profitability in Q4 2013First and fourth quarters are seasonally strongestQ1 2015 includes 2 months of DIVX  Scalable Business Model with High Operating Leverage  *Includes stock based compensation

 Non-GAAP Reconciliation Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Consolidated net income (loss) on a GAAP basis $1,071,979 $1,068,887 $628,080 $248,877 $1,621,387 $(508,609) Revenue excluded due to purchase price accounting - - - - - $3,962,303 Depreciation and amortization $767,782 $685,804 $709,636 $679,888 $546,038 $1,526,828 Stock-based compensation $344,291 $334,818 $374,486 $379,756 $348,922 $327,058 Acquisition-related expenses $ - $ - $ - $- $805,732 $358,867 Income taxes $11,556 $254,846 $(62,228) $(28,388) $106,318 $885,560 Investment income and foreign exchange loss $33,844 $(377,481) $(13,831) $29,279 $71,711 $421.687 Gain on revaluation of convertible note - - - - - $(206,728) Non-GAAP Adjusted EBITDA $2,229,452 $1,966,874 $1,636,143 $1,309,412 $3,500,108 $6,767,966 NON-GAAP REVENUE RECONCILIATION: Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 GAAP Total Revenue - - - - - $21,674,641 Revenue excluded due to purchase accounting $3,962,303 Non-GAAP Revenue Total $25,636,944

 1Q Balance Sheet Highlights  (in $000)   3/31/2015   12/31/2014  Cash & Equivalents  35,225  25,898  Receivables  31,177  8,056  Total Current Assets  70,435  36,287  Payables  12,201  14,362  Deferred Revenue  10,978  9,602  Total Current Liabilities  31,400  29,212  Convertible Note and Note Derivative**   27,119  0  Working Capital  39,035  7,075  Other Long-Term Liabilities  7,268  2,673  Total Redeemable Preferred Stock  14,962  14,955  Total Equity  37,284  5,099  Total Liabilities and Equity  118,034  51,938    *   * Reflects accounting for the DivX acquisition ** Part of the consideration for the DivX acquisition

 Capital Structure and Ownership  Security    Fully Diluted Shares Outstanding (1)   Common Stock    217,243,180  Preferred Stock*      8% convertible at $0.58218, option to redeem beginning in September 20158% convertible at $0.4582, option to redeem beginning in June 2016  17,176,81810,912,265  28,089,083  Promissory Note – DivX - @$1.045    25,837,321  Options/Warrants** - Average exercise price: $0.46     25,249,161   Total    296,481,745  *JK& B Capital V, LLC holds 28.0 million preferred shares convertible into 28.0 million common shares** Includes 3.0 million warrants exercisable on a cashless basis.  Common Stock Ownership as of January 31, 2015  Shares/Millions   % O/S  Nancy Li, CEO  40.2  19  Charles Wang, Chairman  34.9  16  PCFI, LLC (DivX)  35.9  16  G. Scott Paterson, Vice Chairman  10.0  5  Other Insider Ownership  16.5  7   Total  137.5  63  (1) Source: NeuLion 10Q for the first quarter ended March 31, 2015.

NeuLion + DivX: Online Video Powerhouse

Expanded Addressable Market

- Sports + Entertainment
- North America + Europe and Asia
- Managed Services + Technology Components

Globalized Sales Reach

- Combined 17 offices spanning North America, Europe and Asia

Strengthened Management Team

- Added DivX CEO Kanaan Jemili became NeuLion CEO
- Expanded Board of Directors

DivX: Key Facts

- **Markets**: Consumer electronics, broadcasters, service providers, video production, OTT services and consumers
- **Customers**: LG, Samsung, Toshiba and Hisense
- **Offices:** 9 - Europe, Asia, U.S.
- **Employees**: 270 worldwide

Transaction: Key Facts

- **Total consideration**: $59.0M, 35.9M shares issued at closing and $27M 2-year convertible note
- **Accretive** immediately on a non-GAAP Adj. EBITDA basis; for 2016 on a GAAP operating income basis

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 DivX Partnership Highlights

DivX Financial Profile

$/Millions	9 months ended December 31, 2014	Comments *All figures are estimates and subject to audit*
GAAP Revenue	$19.3	
Non-GAAP Revenue	$39.9	79% - Licensing / 21% - Professional
Cost of Goods Sold	$4.6	Costs are largely fixed
SG&A	$14.7	Primarily headcount: Includes $1.2 million of expenses related to Parallax's acquisition of DivX
R&D	$16.3	Primarily headcount
GAAP Consolidated Net Loss	$14.7	
Non-GAAP Adjusted EBITDA	$6.8	

- Licensing
  - Primarily to consumer electronic manufacturers
  - Generally two-year contracts with fixed quarterly installments
- Professional
  - MainConcept brand
  - Sold on an annual licensing basis including maintenance or on a per unit basis
- Expect minimal cost redundancies
- Little seasonality

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